Exhibit 10.74

THE SECURITIES REPRESENTED BY AND UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

“PRE-WIRED” WARRANT #1 TO PURCHASE SERIES B PREFERRED STOCK

Issue Date: October 24, 2017

THIS WARRANT CERTIFIES THAT, for value received, Juan Gonzalo Camet Piccone (“Holder”) is entitled to purchase from KonaRed Corporation, a Nevada corporation (the “Corporation”), subject to the provisions of and upon the terms and conditions set forth in this Warrant, a number of validly-issued, fully-paid and nonassessable shares of the Corporation's Series B Preferred Stock (“Shares”) up to the number calculated in the following paragraph, at an exercise price equal to the Warrant Price (as defined below) times the number of Shares for which this Warrant is being exercised.

This Warrant shall be exercisable for the number of Shares which, as of immediately before the first exercise of this Warrant, is equal to 57.14% of 1/50,000th of the number of shares of the Corporation’s Common Stock which, when defined as the numerator of a fraction and when also added to 367,370,324 to define the denominator of the fraction, results in the fraction being equal to 2.88865. (I.e., 218.55 Shares.)

The "Warrant Price" per Share shall be equal to the quotient of $356,949 divided by the maximum number of Shares calculated to be available pursuant to this Warrant and the other warrants of like tenor issued to other holders on the date hereof. (I.e., $1,633.26 per Share.)

1. TERM. This Warrant is exercisable at any time commencing on May 1, 2018 and ending on December 31, 2018 (subject to possible earlier termination as set forth below). This Warrant can be exercised in whole or in part. This Warrant is not exercisable to any extent after December 31, 2018.

2. EXERCISE.

2.1 Method of Exercise. The only method by which Holder may exercise this Warrant is by Holder delivering this original Warrant and a duly executed Notice of Exercise in substantially the form of Appendix 1, attached hereto and incorporated herein by this reference, to the principal office of the Corporation. Holder shall also deliver to the Corporation payment by wire transfer of immediately available United States funds to an account designated by the Corporation or by check for the aggregate Warrant Price for the Shares being purchased. Exercise shall not be deemed effective unless and until each of the original Warrant, the duly executed Notice of Exercise and the aggregate Warrant Price payment have been received by the Corporation.

2.2 Delivery of Certificate. Promptly after Holder exercises this Warrant, the Corporation shall deliver to Holder a stock certificate for the Shares acquired.

2.3 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

3. ADJUSTMENT TO THE SHARES.

3.1 Reclassification, Exchange or Substitution. Upon any stock split, reverse stock split, stock dividend, reclassification, exchange, substitution, or other event that results in a change of the class of the securities issuable upon exercise of this Warrant, or any reorganization, consolidation, or merger that is not an Acquisition, Holder shall be entitled to receive, upon exercise of this Warrant, the calculated number or amount of appropriately adjusted corresponding shares (or other securities or property, as applicable). The Corporation or its successor shall promptly issue to Holder a new replacement Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 3. The provisions of this Section 3.1 shall similarly apply to successive reclassifications, exchanges, substitutions, or to successive reorganizations, consolidations, or mergers that are not an Acquisition, or other events.

3.2 Sale, Merger, or Consolidation of the Corporation. This Warrant shall immediately terminate upon the closing of any Acquisition. For the purpose of this Warrant, “Acquisition” means (i) a sale, conveyance or other disposition of all or substantially all of the property or business of the Corporation, or (ii) a merger or consolidation with or into any other entity, unless the stockholders of the Corporation immediately before the transaction own 50% or more of the voting stock of the acquiring or surviving corporation following the transaction (taking into account, in the numerator, only stock of the Corporation held by such stockholders before the transaction and stock issued in respect of such prior held stock of the Corporation), or (iii) any other transaction which results in (assuming an immediate and maximum exercise/conversion of all derivative securities issued in the transaction) the holders of the Corporation’s capital stock as of immediately before the transaction owning less than 50% of the voting power of the Corporation’s capital stock as of immediately after the transaction, provided, however, that a bona fide equity financing transaction in which the Corporation is the surviving corporation and does not (directly or through a subsidiary) receive any assets other than cash and rights to receive cash shall be deemed not to constitute an Acquisition of the Corporation. A series of related transactions shall be deemed to constitute a single transaction, and where such transactions involve securities issuances, they shall be deemed “related” if under applicable securities laws they would be treated as integrated.

4. MISCELLANEOUS

4.1 Transfer of Warrant. Until actual delivery to the Corporation’s principal office of this original Warrant accompanied by a duly endorsed instrument of transfer in a form reasonably acceptable to the Corporation, the Corporation may treat Holder as the sole record and beneficial holder of the Warrant for all purposes whatsoever, regardless of any notice given or received to the contrary.

4.2 No Rights as Stockholder Until Exercise. This Warrant does not entitle Holder to any voting rights or other rights as a stockholder of the Corporation before the exercise hereof. Upon proper exercise of this Warrant, the Shares so purchased shall be and be deemed to be issued to Holder as of the close of business on the date of proper exercise.

4.3 Notices. All notices required or permitted hereunder must be in writing and addressed as set forth in the last sentence of this Section and shall be deemed effectively given upon the earliest of (a) actual receipt, or (b) if personally delivered to the party to whom notice is to be given, the date of delivery, or (c) if sent by email, the date of transmission, if sent to such email address before 5:00 p.m. at the location of receipt on a business day, or the first business day after the date of transmission, if sent to such email address at or after 5:00 p.m. at the location of receipt on a business day or on a day that is not a business day, or (d) if sent by overnight courier and addressed as set forth above, the next business day after the date of deposit with such courier (by the courier’s stated time for enabling next-business-day delivery), or if deposited after such stated time shall be deemed to be the second business day after the date of deposit, or (e) if sent in the United States by United States certified mail, return receipt requested, postage prepaid and addressed as set forth above, on the fifth business day after such mailing. All communications shall be sent to the Corporation at its principal place of business or to Holder at Holder’s address or email address as shown in the Corporation’s records, or to such other address as such party may designate by 10 days’ advance written notice to the other.

4.4 Amendment and Waiver. Any term of this Warrant may be amended or waived only with the written consent of the Corporation and the holder of this Warrant and a majority of the persons who are then serving as Series A Preferred Directors of the Corporation. Any amendment or waiver effected in accordance with this Section shall be binding upon the Corporation, the holder of this Warrant and each and every transferee of the Warrant or Shares.

4.5 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

IN WITNESS WHEREOF, the Corporation has executed this Warrant as of the date first above written.

KONARED CORPORATION By: __________________________ Kyle Redfield, President Address: 1101 Via Callejon, Suite 200 San Clemente, CA 92673 Email: kyle@konared.com

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase the calculated number of shares of Series B Preferred Stock of KonaRed Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

_______________________

(Name)

________________________

(Address l)

________________________

(Address 2)

3. The undersigned represents the undersigned is acquiring the shares solely for the undersigned’s own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

____________________________ (Signature) ____________________________ (Date)